                                                                      Exhibit 16

                SCHEDULE OF COMPUTATION OF PERFORMANCE FIGURES*

                                    I. YIELD

A. Yield Formula

 Yield is computed according the following formula:

               A - B     6
 YIELD = 2  [ (----- / 1) - 1  ]
                 CD
Where: A = dividends and interest(degrees) earned during the period.

       B = expenses accrued for the period (net of reimbursements).

       C = the average daily number of shares outstanding during the period that were entitled to receive dividends.

       D = the maximum offering price per share on the last day of the period.
--------
    *The maximum sales charge in effect during the periods shown was 4.20%. (3.00% for New Jersey Intermediate).

(degrees)Interest earned on tax-exempt obligations is determined as follows:

  A. In the case of a tax-exempt obligation (1) with a current market premium or (2) issued at a discount where the current market discount is less than the then-remaining portion of the original issue discount, it is necessary to first compute the yield to maturity (YTM). The YTM is then divided by 360 and the quotient is multiplied by the market value of the obligation (plus accrued interest).

  B. In the case of a tax-exempt obligation issued at a discount where the current market discount is in excess of the then-remaining portion of the original issue discount, the adjusted original issue discount basis of the obligation (plus accrued interest) is used in lieu of the market value of the obligation (plus accrued interest) in computing the yield to maturity (YTM). The YTM is then divided by 360 and the quotient is multi-plied by the adjusted original issue basis of the obligation (plus ac-crued interest).

  C. In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of inter-est is used in lieu of the yield to maturity. The coupon rate is then di-vided by 360 and the quotient is multiplied by the par value of the obli-gation.

B. Yield Calculations

 1. New York Municipal Bond Fund


The following is the 30-day yield as of February 28, 1998, for the Class A Shares of the Fund:

                              [$   319,954.62 - $35,402.48]      6
                  Yield = 2[ (----------------------------- + 1)    - 1]
                              [  7,040,824.20 x $    11.45]
                         =    4.27%

 The following is the 30-day yield as of February 28, 1998, for the Class B Shares of the Fund:


                              [$    16,947.09 - $ 4,397.41]      6
                  Yield = 2[ (----------------------------- + 1)    - 1]
                              [    372,702.05 x $    10.98]
                         =    3.71%


 The following is the 30-day yield as of February 28, 1998, for the Class C Shares of the Fund:

                              [$    25,492.85 - $ 5,606.68]      6
                  Yield = 2[ (----------------------------- + 1)    - 1]
                              [    559,142.94 x $    11.01]
                         =    3.91%

 The following is the 30-day yield as of February 28, 1998, for the Class R Shares of the Fund:

                              [$   656,968.26 - $46,581.11]      6
                  Yield = 2[ (----------------------------- + 1)    - 1]
                              [ 14,416,037.12 x $    11.00]
                         =    4.66%

 2. New York Insured Municipal Bond Fund

 The following is the 30-day yield as of February 28, 1998, for the Class A Shares of the Fund:

                              [$    169,402.77- $33,649.72]      6
                  Yield = 2[ (----------------------------- + 1)    - 1]
                              [  4,113,358.45 x $    11.23]
                         =    3.55%

 The following is the 30-day yield as of February 28, 1998, for the Class B Shares of the Fund:


                              [$    21,530.34 - $ 7,749.94]      6
                  Yield = 2[ (----------------------------- + 1)    - 1]
                              [    552,655.26 x $    10.76]
                         =    2.96%


 The following is the 30-day yield as of February 28, 1998, for the Class C Shares of the Fund:

                              [$     8,845.62 - $ 2,803.06]      6
                  Yield = 2[ (----------------------------- + 1)    - 1]
                              [    214,998.81 x $    10.74]
                         =    3.16%



 The following is the 30-day yield as of February 28, 1998, for the Class R Shares of the Fund:

                              [$ 1,398,364.96 - $386,484.09]    6
                  Yield = 2[ (----------------------------- + 1)    - 1]
                              [ 20,095,845.10 x $    10.76]
                         =    3.91%

 3. New Jersey Municipal Bond Fund

 The following is the 30-day yield as of February 28, 1998, for the Class A Shares of the Fund:

                              [$   155,167.83 - $13,906.46]      6
                  Yield = 2[ (----------------------------- + 1)    - 1]
                              [  3,298,731.03 x $    11.08]
                         =    4.68%

 The following is the 30-day yield as of February 28, 1998, for the Class B Shares of the Fund:

                              [$    12,423.51 - $ 2,834.62]      6
                  Yield = 2[ (----------------------------- + 1)    - 1]
                              [    264,062.87 x $    10.61]
                         =    4.14%

 The following is the 30-day yield as of February 28, 1998, for the Class C Shares of the Fund:

                              [$    25,237.84 - $ 4,847.05]      6
                  Yield = 2[ (----------------------------- + 1)    - 1]
                              [    537,225.72 x $    10.59]
                         =    4.34%


 The following is the 30-day yield as of February 28, 1998, for the Class R Shares of the Fund:

                              [$   199,070.09 - $10,539.49]      6
                  Yield = 2[ (----------------------------- + 1)    - 1]
                              [  4,227,732.17 x $    10.62]
                         =    5.09%

 4. New Jersey Intermediate Municipal Bond Fund

 The following is the 30-day yield as of February 28, 1998, for the Class A Shares of the Fund:


                              [$    34,459.31 - $ 4,465.35]      6
                  Yield = 2[ (----------------------------- + 1)    - 1]
                              [    875,560.64 x $    10.82]
                         =    3.83%


 The following is the 30-day yield as of February 28, 1998, for the Class C Shares of the Fund:


                              [$     2,045.17 - $   514.31]      6
                  Yield = 2[ (----------------------------- + 1)    - 1]
                              [     52,099.69 x $    10.52]
                         =    3.38%

 The following is the 30-day yield as of February 28, 1998, for the Class R Shares of the Fund:


                              [$       726.01 - $    62.25]      6
                  Yield = 2[ (----------------------------- + 1)    - 1]
                              [     18,405.16 x $    10.51]
                         =    4.15%


 5. California Municipal Bond Fund

 The following is the 30-day yield as of February 28, 1998, for the Class A Shares of the Fund:


                              [$   122,105.12 - $22,425.29]      6
                  Yield = 2[ (----------------------------- + 1)    - 1]
                              [  2,650,472.37 x $    11.39]
                         =    4.00%


 The following is the 30-day yield as of February 28, 1998, for the Class B Shares of the Fund:

                              [$     9,664.28 - $ 1,189.29]      6
                  Yield = 2[ (----------------------------- + 1)    - 1]
                              [    209,644.55 x $    10.92]
                         =    3.42%


 The following is the 30-day yield as of February 28, 1998, for the Class C Shares of the Fund:


                              [$    15,226.54 - $ 4,432.90]      6
                  Yield = 2[ (----------------------------- + 1)    - 1]
                              [    330,531.06 x $    10.92]
                         =    3.62%


 The following is the 30-day yield as of February 28, 1998, for the Class R Shares of the Fund:


                              [$  914,583.28 - $132,268.89]      6
                  Yield = 2[ (----------------------------- + 1)    - 1]
                              [ 19,818,662.76 x $    10.93]
                         =    4.37%


 6. California Insured Municipal Bond Fund

 The following is the 30-day yield as of February 28, 1998, for the Class A Shares of the Fund:


                              [$   139,689.08 - $  28,103.94]    6
                  Yield = 2[ (------------------------------ + 1)    - 1]
                              [  3,243,274.04 x $      11.54]
                         =    3.60%

 The following is the 30-day yield as of February 28, 1998, for the Class B Shares of the Fund:


                              [$    10,503.38 - $ 3,782.82]      6
                  Yield = 2[ (----------------------------- + 1)    - 1]
                              [    243,731.05 x $    11.06]
                         =    3.01%

 The following is the 30-day yield as of February 28, 1998, for the Class C Shares of the Fund:


                              [$     12,453.03 - $ 3,956.26]      6
                  Yield = 2[ (----------------------------- + 1)    - 1]
                              [    291,118.89 x $     10.98]
                         =    3.21%


 The following is the 30-day yield as of February 28, 1998, for the Class R Shares of the Fund:

                             [$    747,145.81 - $118,654.45]     6
                  Yield = 2[ (----------------------------- + 1)    - 1]
                             [ 17,380.056.00 x $      11.04]
                         =    3.96%


 7. Connecticut Municipal Bond Fund

 The following is the 30-day yield as of February 28, 1998, for the Class A Shares of the Fund:

                              [$    879,861.52 - $ 134,463.27]
                  Yield = 2[ (------------------------------- + 1)    - 1]
                              [ 19,923,384.81  x $      11.33]
                         =    4.00%

 The following is the 30-day yield as of February 28, 1998, for the Class B Shares of the Fund:

                             [$     13,887.15 - $ 4,228.44]      6
                  Yield = 2[ (----------------------------- + 1)    - 1]
                             [    314,988.08 x $     10.83]
                         =    3.42%

 The following is the 30-day yield as of February 28, 1998, for the Class C Shares of the Fund:

                             [$     46,035.18 - $12,155.61]      6
                  Yield = 2[ (----------------------------- + 1)    - 1]
                             [  1,044,367.52 x $     10.83]
                         =    3.62%

 The following is the 30-day yield as of February 28, 1998, for the Class R Shares of the Fund:

                             [$      2,371.20 - $   266.34]      6
                  Yield = 2[ (----------------------------- + 1)    - 1]
                             [     53,568.52 x $     10.87]
                         =    4.38%


 8. Massachusetts Municipal Bond Fund

 The following is the 30-day yield as of February 28, 1998, for the Class A Shares of the Fund:

                             [$     37,283.43 - $ 7,209.06]      6
                  Yield = 2[ (----------------------------- + 1)    - 1]
                             [    914,671.85 x $     10.52]
                         =   3.78%

 The following is the 30-day yield as of February 28, 1998, for the Class B Shares of the Fund:

                             [$      2,837.15 - $   981.67]      6
                  Yield = 2[ (----------------------------- + 1)    - 1]
                             [      69,470.68 x $    10.10]
                         =   3.19%

 The following is the 30-day yield as of February 28, 1998, for the Class C Shares of the Fund:

                             [$      7,668.19 - $ 2,341.10]      6
                  Yield = 2[ (----------------------------- + 1)    - 1]
                              [    189,200.67 x $    10.02]
                         =    3.40%

 The following is the 30-day yield as of February 28, 1998, for the Class R Shares of the Fund:


                              [$   295,697.25 - $45,137.94]      6
                  Yield = 2[ (----------------------------- + 1)    - 1]
                              [  7,275,477.26 x $    10.05]
                         =    4.15%


 9. Massachusetts Insured Municipal Bond Fund

 The following is the 30-day yield as of February 28, 1998, for the Class A Shares of the Fund:

                              [$    32,548.21 - $ 7,490.00]      6
                  Yield = 2[ (----------------------------- + 1)    - 1]
                              [    804,985.85 x $    11.03]
                         =    3.41%

 The following is the 30-day yield as of February 28, 1998, for the Class B Shares of the Fund:

                              [$     2,544.43 -     996.19]      6
                  Yield = 2[ (----------------------------- + 1)    - 1]
                              [     62,894.05 x $    10.57]
                         =    2.81%


 The following is the 30-day yield as of February 28, 1998, for the Class C Shares of the Fund:

                              [$     4,888.45 - $ 1,703.65]      6
                  Yield = 2[ (----------------------------- + 1)    - 1]
                              [    121,212.61 x $    10.54]
                         =    3.01%

 The following is the 30-day yield as of February 28, 1998, for the Class R Shares of the Fund:

                              [$   217,474.79 - $40,684.48]      6
                  Yield = 2[ (----------------------------- + 1)    - 1]
                              [  5,376,400.55 x $    10.57]
                         =    3.76%

                          II. TAXABLE EQUIVALENT YIELD

A. Taxable Equivalent Yield Formula

 The Taxable Equivalent Yield Formula is as follows:

                                    Tax Exempt Yield
Taxable Equivalent Yield =   -------------------------------
                             (1 - combined federal and state
                                    income tax rate)

B. Taxable Equivalent Yield Calculations

Based on combined federal and state income tax rates of 43.4% for New Jersey and New Jersey Intermediate, 43.7% for New York and New York Insured, 45.2% for California and California Insured, 46.8% for Massachusetts and Massachusetts Insured, and 42.3% for Connecticut, the Taxable Equivalent Yields for the Class A Shares, Class B Shares, Class C Shares and Class R Shares, where applicable, for the 30-day period ended February 28, 1998, are as follows:

                Class A Shares   Class B Shares   Class C Shares   Class R Shares
                ---------------  ---------------  ---------------  ---------------
New York        4.27%            3.71%            3.91%            4.66%
Municipal       ------- = 7.58%  ------- = 6.59%  ------- = 6.94%  ------- = 8.28%
Bond Fund:      1-.437           1-.437           1-.437           1-.437


New York        3.55%            2.96%            3.16%            3.91%
Insured         ------- = 6.31%  ------- = 5.26%  ------- = 5.61%  ------- = 6.94%
Municipal       1-.437           1-.437           1-.437           1-.437
Bond Fund:


New Jersey      4.68%            4.14%            4.34%            5.09%
Municipal       ------- = 8.27%  ------- = 7.31%  ------- = 7.67%  ------- = 8.99%
Bond Fund:      1-.434           1-.434           1-.434           1-.434


New Jersey      3.83%                             3.38%            4.15%
Intermediate    ------- = 6.77%      N/A          ------- = 5.97%  ------- = 7.33%
Municipal       1-.434                            1-.434           1-.434
Bond Fund:


California      4.00%            3.42%            3.62%            4.37%
Municipal       ------- = 7.30%  ------- = 6.24%  ------- = 6.61%  ------- = 7.97%
Bond Fund:      1-.452           1-.452           1-.452           1-.452


California      3.60%            3.01%            3.21%            3.96%
Insured         ------- = 6.57%  ------- = 5.49%  ------- = 5.86%  ------- = 7.23%
Municipal       1-.452           1-.452           1-.452           1-.452
Bond Fund:


Connecticut     4.00%            3.42%            3.62%            4.38%
Municipal       ------- = 6.93%  ------- = 5.93%  ------- = 6.27%  ------- = 7.59%
Bond Fund:      1-.423           1-.423           1-.423           1-.423


Massachusetts   3.78%            3.19%            3.40%            4.15%
Municipal       ------- = 7.11%  ------- = 6.00%  ------- = 6.39%  ------- = 7.80%
Bond Fund:      1-.468           1-.468           1-.468           1-.468


Massachusetts   3.41%            2.81%            3.01%            3.76%
Insured         ------- = 6.41%  ------- = 5.28%  ------- = 5.66%  ------- = 7.07%
Municipal       1-.468           1-.468           1-.468           1-.468
Bond Fund:


                             III. DISTRIBUTION RATE

A. Distribution Rate Formula

  The formula for calculation of distribution rate is as follows:

       Distribution Rate = 12 X most recent tax-exempt income dividend per share
                           -----------------------------------------------------
                                              share price

B. Distribution Rate Calculations

 1. New York Municipal Bond Fund:

 The following is the distribution rate as of February 28, 1998, based on the maximum public offering price for the New York Fund.

    Class A Distribution Rate = 12 X $.0475
                                -----------
                                  $11.45

                           =    4.98%

    Class B Distribution Rate = 12 X $.0405
                                -----------
                                  $10.98

                           =    4.43%

    Class C Distribution Rate = 12 X $.0425
                                -----------
                                  $11.01

                           =    4.63%

    Class R Distribution Rate = 12 X $.0490
                                -----------
                                  $11.00

                           =    5.35%

 2. New York Insured Municipal Bond Fund:

 The following is the distribution rate as of February 28, 1998, based on the maximum public offering price for the New York Insured Fund.

    Class A Distribution Rate = 12 X $.0445
                                -----------
                                  $11.23

                           =    4.76%

    Class B Distribution Rate = 12 X $.0375
                                -----------
                                  $10.76

                           =    4.18%

    Class C Distribution Rate = 12 X $.0395
                                -----------
                                  $10.74

                           =    4.41%

    Class R Distribution Rate = 12 X $.0460
                                -----------
                                  $10.76

                           =    5.13%

 3. New Jersey Municipal Bond Fund:

 The following is the distribution rate as of February 28, 1998, based on the maximum public offering price for the New Jersey Fund.

    Class A Distribution Rate = 12 X $.0450
                                -----------
                                  $11.08

                           =    4.87%

    Class B Distribution Rate = 12 X $.0385
                                -----------
                                  $10.61

                           =    4.35%

    Class C Distribution Rate = 12 X $.0405
                                -----------
                                  $10.59

                           =    4.59%

    Class R Distribution Rate = 12 X $.0470
                                -----------
                                  $10.62

                           =    5.31%

 4. New Jersey Intermediate Municipal Bond Fund:

 The following is the distribution rate as of February 28, 1998, based on the maximum public offering price for the New Jersey Intermediate Fund.

    Class A Distribution Rate = 12 X $.0415
                                -----------
                                  $10.82

                           =    4.60%

    Class C Distribution Rate = 12 X $.0370
                                -----------
                                  $10.52

                           =    4.22%

    Class R Distribution Rate = 12 X $.0435
                                -----------
                                  $10.51

                           =    4.97%


 5. California Municipal Bond Fund

 The following is the distribution rate as of February 28, 1998, based on the maximum public offering price for the California Fund:

    Class A Distribution Rate = 12 X $.0455
                                -----------
                                  $11.39

                           =    4.79%

    Class B Distribution Rate = 12 X $.0390
                                -----------
                                  $10.92

                           =    4.29%

    Class C Distribution Rate = 12 X $.0405
                                -----------
                                  $10.92

                           =    4.45%

    Class R Distribution Rate = 12 X $.0475
                                -----------
                                  $10.93

                           =    5.22%

 6. California Insured Municipal Bond Fund

 The following is the distribution rate as of February 28, 1998, based on the maximum public offering price for the California Insured Fund:

    Class A Distribution Rate = 12 X $.0450
                                -----------
                                  $11.54

                           =    4.68%

    Class B Distribution Rate = 12 X $.0380
                                -----------
                                  $11.06

                           =    4.12%

    Class C Distribution Rate = 12 X $.0395
                                -----------
                                  $10.98

                           =    4.32%

    Class R Distribution Rate = 12 X $.0465
                                -----------
                                  $11.04

                           =    5.05%

 7. Connecticut Municipal Bond Fund:

 The following is the distribution rate as of February 28, 1998, based on the maximum public offering price for the Connecticut Fund.

    Class A Distribution Rate = 12 X $.0450
                                -----------
                                  $11.33

                           =    4.77%

    Class B Distribution Rate = 12 X $.0385
                                -----------
                                  $10.83

                           =    4.27%

    Class C Distribution Rate = 12 X $.0400
                                -----------
                                  $10.83

                           =    4.43%

    Class A Distribution Rate = 12 X $.0470
                                -----------
                                  $10.87

                           =    5.19%

 8. Massachusetts Municipal Bond Fund:

 The following is the distribution rate as of February 28, 1998, based on the maximum public offering price for the Massachusetts Fund.

    Class A Distribution Rate = 12 X $.0435
                                -----------
                                  $10.52

                           =    4.96%

    Class B Distribution Rate = 12 X $.0375
                                -----------
                                  $10.10

                           =    4.46%

    Class C Distribution Rate = 12 X $.0390
                                -----------
                                  $10.02

                           =    4.67%

    Class R Distribution Rate = 12 X $.0450
                                -----------
                                  $10.05

                           =    5.37%

 9. Massachusetts Insured Municipal Bond Fund:

 The following is the distribution rate as of February 28, 1998, based on the maximum public offering price for the Massachusetts Insured Fund.

    Class A Distribution Rate = 12 X $.0435
                                -----------
                                  $11.03

                           =    4.73%

    Class B Distribution Rate = 12 X $.0370
                                -----------
                                  $10.57

                           =    4.20%

    Class C Distribution Rate = 12 X $.0385
                                -----------
                                  $10.54

                           =    4.38%

    Class R Distribution Rate = 12 X $.0450
                                -----------
                                  $10.57

                           =    5.11%

                        IV. AVERAGE ANNUAL TOTAL RETURN

A. Average Annual Total Return Formula

 Average Annual Total Return is computed according to the following formula:

                        ERV /1/N/
                    T = ---       -1
                         P

Where: T=average annual total return.

    P=a hypothetical initial payment of $1,000.

    N=number of years.

  ERV=ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10-year (or fractional portion thereof) periods at the end of such 1, 5 or 10-year (or fractional portion thereof) periods.

B. Average Annual Total Return Calculations

  The following are the average annual total returns for Class A, Class B, Class C, and Class R Shares of the Funds for the period since inception and for the 1, 5, and 10-year (where applicable) periods ended February 28, 1998, in-cluding the current maximum sales charge. For all of the Funds except for the Connecticut Municipal Bond Fund and the New Jersey Intermediate Municipal Bond Fund, Class A, Class B, and Class C total returns reflect actual performance for the periods since class inception and Class R performance for the periods prior to class inception, adjusted for the differences in sales charges and fees between the classes. For the Connecticut Fund, Class B, Class C, and Class R total returns reflect actual performance for the periods since class incep-tion and Class A performance for the periods prior to class inception, adjusted for the differences in sales charges and fees between the classes. For the New Jersey Intermediate Fund, Class C and Class R total returns reflect Class A performance for all periods, adjusted for the differences in sales charges and fees between the classes.

 ANNUAL CLASS A TOTAL RETURNS INCLUDING CURRENT MAXIMUM SALES CHARGE OF 4.20%:

 1. New York Municipal Bond Fund


                                          $1,052   /1/1/
    A. 1 year ended February 28, 1998 = ( ------- )      -1 = 5.24%
                                          $1,000              ----
                                                              ----



                                           $1,308   /1/5/
    B. 5 years ended February 28, 1998 = ( ------- )      -1 = 5.51%
                                           $1,000              ----
                                                               ----



                                            $2,050   /1/10/
    C. 10 years ended February 28, 1998 = ( ------- )       -1 = 7.44%
                                            $1,000               ----
                                                                 ----



                                               $2,160   /1/11.187/
    D. Inception through February 28, 1998 = ( ------- )           -1 = 7.13%
                                               $1,000                   ----
                                                                        ----



 2. New York Insured Municipal Bond Fund


                                          $1,032   /1/1/
    A. 1 year ended February 28, 1998 = ( ------- )      -1 = -3.23%
                                          $1,000              ------
                                                              ------



                                           $1,259   /1/5/
    B. 5 years ended February 28, 1998 = ( ------- )      -1 = 4.71%
                                           $1,000              ----
                                                               ----



                                            $1,987   /1/10/
    C. 10 years ended February 28, 1998 = ( ------- )       -1 = 7.11%
                                          ( $1,000  )            ----
                                                                 ----




                                               $2,038   /1/11.187/
    D. Inception through February 28, 1998 = ( ------- )           -1 = 6.57%
                                               $1,000                   ----
                                                                        ----


 3. New Jersey Municipal Bond Fund


                                          $1,045   /1/1/
    A. 1 year ended February 28, 1998 = ( ------- )      -1 = 4.47%
                                          $1,000              ----
                                                              ----


                                           $1,296   /1/5/
    B. 5 years ended February 28, 1998 = ( ------- )      -1 = 5.32%
                                           $1,000              ----
                                                               ----




                                               $1,460   /1/6.000/
    C. Inception through February 28, 1998 = ( ------- )          -1 = 6.51%
                                               $1,000                  ----
                                                                       ----



 4. New Jersey Intermediate Municipal Bond Fund

                                          $1,038   /1/1/
    A. 1 year ended February 28, 1998 = ( ------- )      -1 = 3.78%
                                          $1,000              ----
                                                              ----

                                           $1,270   /1/5/
    B. 5 years ended February 28, 1998 = ( ------- )      -1 = 4.89%
                                           $1,000              ----
                                                               ----


                                               $1,373   /1/5.451/
    C. Inception through February 28, 1998 = ( ------- )          -1 = 5.99%
                                               $1,000                  ----
                                                                       ----



 5. California Municipal Bond Fund


                                          $1,043   /1/1/
    A. 1 year ended February 28, 1998 = ( ------- )      -1 = 4.33%
                                          $1,000              ----
                                                              ----


                                           $1,273   /1/5/
    B. 5 years ended February 28, 1998 = ( ------- )      -1 = 4.94%
                                           $1,000              ----
                                                               ----



                                            $1,992   /1/10/
    C. 10 years ended February 28, 1998 = ( ------- )       -1 = 7.13%
                                            $1,000               ----
                                                                 ----


                                               $2,194   /1/11.663/
    D. Inception through February 28, 1998 = ( ------- )           -1 = 6.97%
                                               $1,000                   ----
                                                                        ----


 6. California Insured Municipal Bond Fund


                                          $1,041   /1/1/
    A. 1 year ended February 28, 1998 = ( ------- )      -1 = 4.09%
                                          $1,000              ----
                                                              ----



                                           $1,268    /1/5/
    B. 5 years ended February 28, 1998 = ( ------- )       -1 = 4.87%
                                           $1,000               ----
                                                                ----



                                            $2,001   /1/10/
    C. 10 years ended February 28, 1998 = ( ------- )       -1 = 7.18%
                                            $1,000               ----
                                                                 ----


                                               $2,158   /1/11.663/
    D. Inception through February 28, 1998 = ( ------- )
                                               $1,000              -1 = 6.82%
                                                                        ----
                                                                        ----



 7. Connecticut Municipal Bond Fund


                                          $1,042   /1/1/
    A. 1 year ended February 28, 1998 = ( ------- )      -1 = 4.19%
                                          $1,000              ----
                                                              ----



                                           $1,281    /1/5/
    B. 5 years ended February 28, 1998 = ( ------- )       -1 = 5.07%
                                           $1,000               ----
                                                                ----


                                            $1,998   /1/10/
    C. 10 years ended February 28, 1998 = ( ------- )       -1 = 7.17%
                                            $1,000               ----
                                                                 ----


                                               $2,069   /1/10.631/
    D. Inception through February 28, 1998 = ( ------- )           -1 = 7.08%
                                               $1,000                   ----
                                                                        ----



 8. Massachusetts Municipal Bond Fund


                                          $1,029   /1/1/
    A. 1 year ended February 28, 1998 = ( ------- )      -1 = 2.91%
                                          $1,000              ----
                                                              ----


                                           $1,269   /1/5/
    B. 5 years ended February 28, 1998 = ( ------- )      -1 = 4.88%
                                           $1,000              ----
                                                               ----



                                            $1,982   /1/10/
    C. 10 years ended February 28, 1998 = ( ------- )       -1 = 7.08%
                                            $1,000               ----
                                                                 ----


                                               $1,935   /1/11.187/
    D. Inception through February 28, 1998 = ( ------- )           -1 = 6.08%
                                               $1,000                   ----
                                                                        ----

 9. Massachusetts Insured Municipal Bond Fund


                                                $1,025   /1/1/
    A. 1 year ended February 28, 1998       = (--------)       -1 =2.50%
                                                $1,000             ----
                                                                   ----

                                                $1,245   /1/5/
    B. 5 years ended February 28, 1998      = (--------)       -1 =4.48%
                                                $1,000             ----
                                                                   ----

                                                $1,926   /1/10/
    C. 10 years ended February 28, 1998     = (--------)       -1 =6.77%
                                                $1,000             ----
                                                                  ----

                                                $1,957   /1/11.187/
    D. Inception through February 28, 1998  = (--------)       -1 =6.19%
                                                $1,000             ----
                                                                   ----



 ANNUAL CLASS B TOTAL RETURNS:


 1. New York Municipal Bond Fund

                                                $1,051   /1/1/
    A. 1 year ended February 28, 1998       = (--------)       -1 =5.10%
                                                $1,000             ----
                                                                   ----

                                                $1,312   /1/5/
    B. 5 years ended February 28, 1998      = (--------)       -1 =5.59%
                                                $1,000             ----
                                                                   ----

                                                $2,031   /1/10/
    C. 10 years ended February 28, 1998     = (--------)       -1 =7.34%
                                                $1,000             ----
                                                                   ----

                                                $2,139   /1/11.187/
    D. Inception through February 28, 1998  = (--------)       -1 =7.03%
                                                $1,000             ----
                                                                   ----


 2. New York Insured Municipal Bond Fund

                                                $1,030   /1/1/
    A. 1 year ended February 28, 1998       = (--------)       -1 =2.96%
                                                $1,000             ----
                                                                   ----

                                                $1,258   /1/5/
    B. 5 years ended February 28, 1998      = (--------)       -1 =4.70%
                                                $1,000             ----
                                                                   ----

                                                $1,963   /1/10/
    C. 10 years ended February 28, 1998     = (--------)       -1 =6.98%
                                                $1,000             ----
                                                                   ----

                                                $2,014   /1/11.187
    D. Inception through February 28, 1998  = (--------)       -1 =6.46%
                                                $1,000             ----
                                                                   ----

 3. New Jersey Municipal Bond Fund

                                                $1,043   /1/1/
    A. 1 year ended February 28, 1998       = (--------)       -1 =4.25%
                                                $1,000             ----
                                                                   ----

    B. 5 years ended February 28, 1998          $1,297   /1/5/
                                            = (--------)       -1 =5.33%
                                                $1,000             ----
                                                                   ----

    C. Inception through February 28, 1998      $1,462   /1/6.001/
                                            = (--------)       -1 =6.54%
                                                $1,000             ----
                                                                   ----

 4. California Municipal Bond Fund


                                          $1,041   /1/1/
    A. 1 year ended February 28, 1998 = ( ------- )
                                          $1,000         -1 = 4.08%
                                                              -----
                                                              -----


                                           $1,278   /1/5/
    B. 5 years ended February 28, 1998 = ( ------- )
                                           $1,000         -1 = 5.02%
                                                               -----
                                                               -----


                                            $1,972   /1/10/
    C. 10 years ended February 28, 1997 = ( ------- )
                                            $1,000          -1 = 7.02%
                                                                 -----
                                                                 -----



                                               $2,166   /1/11.663/
    D. Inception through February 28, 1998 = ( ------- )
                                               $1,000              -1 = 6.85%
                                                                        -----
                                                                        -----

 5. California Insured Municipal Bond Fund


                                          $1,038   /1/1/
    A. 1 year ended February 28, 1998 = ( ------- )
                                          $1,000         -1 = 3.82%
                                                              -----
                                                              -----



                                           $1,266   /1/5/
    B. 5 years ended February 28, 1998 = ( ------- )
                                           $1,000         -1 = 4.83%
                                                               -----
                                                               -----



                                            $1,973   /1/10/
    C. 10 years ended February 28, 1998 = ( ------- )
                                            $1,000          -1 = 7.03%
                                                                 -----
                                                                 -----



                                               $2,130   /1/11.663/
    D. Inception through February 28, 1998 = ( ------- )
                                               $1,000              -1 = 6.70%
                                                                        -----
                                                                        -----



 6. Connecticut Municipal Bond Fund


                                          $1,038   /1/1/
    A. 1 year ended February 28, 1998 = ( ------- )
                                          $1,000          -1 = 3.76%
                                                               -----
                                                               -----



                                           $1,286   /1/5/
    B. 5 years ended February 28, 1998 = ( ------- )
                                           $1,000         -1 = 5.15%
                                                               -----
                                                               -----



                                               $1,997   /1/10/
    C. Inception through February 28, 1998 = ( ------- )
                                               $1,000          -1 = 7.16%
                                                                   -----
                                                                   -----



                                               $2,067   /1/10.631/
    D. Inception through February 28, 1998 = ( ------- )
                                               $1,000              -1 = 7.07%
                                                                        -----
                                                                        -----


 7. Massachusetts Municipal Bond Fund


                                          $1,028   /1/1/
    A. 1 year ended February 28, 1998 = ( ------- )
                                          $1,000         -1 = 2.82%
                                                              -----
                                                              -----



                                           $1,267   /1/5/
    B. 5 years ended February 28, 1998 = ( ------- )
                                           $1,000         -1 = 4.84%
                                                               -----
                                                               -----


                                            $1,952   /1/10/
    C. 10 years ended February 28, 1998 = ( ------- )
                                            $1,000          -1 = 6.92%
                                                                 -----
                                                                 -----


                                               $1,904   /1/11.187/
    D. Inception through February 28, 1998 = ( ------- )
                                               $1,000              -1 = 5.93%
                                                                        -----
                                                                        -----

 8. Massachusetts Insured Municipal Bond Fund

                                             $1,023  /1/1/
    A. 1 year ended February 28, 1998      =(------)       -1=2.25%
                                             $1,000           ----
                                                              ----
                                             $1,245  /1/5/
    B. 5 years ended February 28, 1998     =(------)       -1=4.48%
                                             $1,000           ----
                                                              ----
                                             $1,905  /1/10/
    C. 10 years ended February 28, 1998    =(------)       -1=6.65%
                                             $1,000           ----
                                                              ----
                                             $1,930  /1/11.187
    D. Inception through February 28, 1998 =(------)       -1=6.05%
                                             $1,000           ----
                                                              ----

 ANNUAL CLASS C TOTAL RETURNS:

 1. New York Municipal Bond Fund

                                             $1,093  /1/1/
    A. 1 year ended February 28, 1998      =(------)       -1=9.31%
                                             $1,000           ----
                                                              ----
                                             $1,326  /1/5/
    B. 5 years ended February 28, 1998     =(------)       -1=5.81%
                                             $1,000           ----
                                                              ----
                                             $2,002  /1/10/
    C. 10 years ended February 28, 1998    =(------)       -1=7.19%
                                             $1,000           ----
                                                              ----
                                             $2,089  /1/11.187/
    D. Inception through February 28, 1998 =(------)       -1=6.81%
                                             $1,000           ----
                                                              ----

 2. New York Insured Municipal Bond Fund

                                             $1,072  /1/1/
    A. 1 year ended February 28, 1998      =(------)       -1=7.16%
                                             $1,000           ----
                                                              ----
                                             $1,270  /1/5/
    B. 5 years ended February 28, 1998     =(------)       -1=4.89%
                                             $1,000           ----
                                                              ----
                                             $1,930  /1/10/
    C. 10 years ended February 28, 1998    =(------)       -1=6.80%
                                             $1,000           ----
                                                              ----
                                             $1,961  /1/11.187/
    D. Inception through February 28, 1998 =(------)       -1=6.21%
                                             $1,000           ----
                                                              ----

 3. New Jersey Municipal Bond Fund

                                             $1,084  /1/1/
    A. 1 year ended February 28, 1998      =(------)       -1=8.40%
                                             $1,000           ----
                                                              ----
                                             $1,307  /1/6/
    B. 5 years ended February 28, 1998     =(------)       -1=5.50%
                                             $1,000           ----
                                                              ----
                                             $1,462  /1/6.001/
    C. Inception through February 28, 1998 =(------)       -1=6.53%
                                             $1,000           ----
                                                              ----

 4. New Jersey Intermediate Municipal Bond Fund


                                          $1,066   /1/1/
    A. 1 year ended February 28, 1998 = ( ------- )
                                          $1,000         -1 = 6.63%
                                                              -----
                                                              -----


                                           $1,287   /1/5/
    B. 5 years ended February 28, 1998 = ( ------- )
                                           $1,000         -1 = 5.17%
                                                               -----
                                                               -----


                                               $1,389   /1/5.451/
    C. Inception through February 28, 1998 = ( ------- )
                                               $1,000             -1 = 6.21%
                                                                       -----
                                                                       -----


 5. California Municipal Bond Fund


                                          $1,084   /1/1/
    A. 1 year ended February 28, 1998 = ( ------- )
                                          $1,000         -1 = 8.36%
                                                              -----
                                                              -----


                                           $1,287   /1/5/
    B. 5 years ended February 28, 1998 = ( ------- )
                                           $1,000         -1 = 5.18%
                                                               -----
                                                               -----


                                            $1,941   /1/10/
    C. 10 years ended February 28, 1998 = ( ------- )
                                            $1,000          -1 = 6.86%
                                                                 -----
                                                                 -----


                                               $2,111   /1/11.663/
    D. Inception through February 28, 1998 = ( ------- )
                                               $1,000              -1 = 6.62%
                                                                        -----
                                                                        -----


 6. California Insured Municipal Bond Fund


                                          $1,080   /1/1/
    A. 1 year ended February 28, 1998 = ( ------- )
                                          $1,000         -1 = 7.96%
                                                              -----
                                                              -----


                                           $1,273   /1/5/
    B. 5 years ended February 28, 1998 = ( ------- )
                                           $1,000         -1 = 4.94%
                                                               -----
                                                               -----


                                            $1,934   /1/10/
    C. 10 years ended February 28, 1998 = ( ------- )
                                            $1,000          -1 = 6.82%
                                                                 -----
                                                                 -----


                                               $2,059   /1/11.663/
    D. Inception through February 28, 1998 = ( ------- )
                                               $1,000              -1 = 6.39%
                                                                        -----
                                                                        -----


 7. Connecticut Municipal Bond Fund


                                          $1,082   /1/1/
    A. 1 year ended February 28, 1998 = ( ------- )
                                          $1,000         -1 = 8.17%
                                                              -----
                                                              -----


                                           $1,298   /1/5/
    B. 5 years ended February 28, 1998 = ( ------- )
                                           $1,000         -1 = 5.36%
                                                               -----
                                                               -----


                                            $1,972   /1/10/
    C. 10 years ended February 28, 1998 = ( ------- )
                                            $1,000          -1 = 7.02%
                                                                 -----
                                                                 -----


                                               $2,034   /1/10.631/
    D. Inception through February 28, 1998 = ( ------- )
                                               $1,000              -1 = 6.90%
                                                                        -----
                                                                        -----


 8. Massachusetts Municipal Bond Fund


                                          $1,069   /1/1/
    A. 1 year ended February 28, 1998 = ( ------- )
                                          $1,000         -1 = 6.85%
                                                              -----
                                                              -----


                                           $1,275   /1/5/
    B. 5 years ended February 28, 1998 = ( ------- )
                                           $1,000         -1 = 4.98%
                                                               -----
                                                               -----


                                            $1,921   /1/10/
    C. 10 years ended February 28, 1998 = ( ------- )
                                            $1,000          -1 = 6.74%
                                                                 -----
                                                                 -----


                                               $1,857   /1/11.187/
    D. Inception through February 28, 1998 = ( ------- )
                                               $1,000              -1 = 5.69%
                                                                        -----
                                                                        -----

 9. Massachusetts Insured Municipal Bond Fund

                                          $1,065  /1/1/
    A. 1 year ended February 28, 1998=   (-------)       -1 = 6.45%
                                          $1,000              ----
                                                              ----

                                          $1,254  /1/5/
    B. 5 years ended February 28, 1998=  (-------)       -1 = 4.64%
                                          $1,000              ----
                                                              ----


    C. 10 years ended February 28, 1998=  $1,870  /1/10/
                                         (-------)        -1 = 6.46%
                                          $1,000               ----
                                                               ----


                                             $1,882  /1/11.187/
    D. Inception through February 28, 1998= (-------)            -1 = 5.81%
                                             $1,000                   ----
                                                                      ----

 ANNUAL CLASS R TOTAL RETURNS:

 1. New York Municipal Bond Fund

                                        $1,101  /1/1/
    A. 1 year ended February 28, 1998= (-------)       -1 = 10.11%
                                        $1,000              -----
                                                            -----

                                         $1,386  /1/5/
    B. 5 years ended February 28, 1998= (-------)       -1 = 6.74%
                                         $1,000              ----
                                                             ----


                                          $2,199  /1/10/
    C. 10 years ended February 28, 1998= (-------)        -1 = 8.20%
                                          $1,000               ----
                                                               ----


                                             $2,324  /1/11.187/
    D. Inception through February 28, 1998= (-------)            -1 = 7.83%
                                             $1,000                   ----
                                                                      ----


 2. New York Insured Municipal Bond Fund

                                        $1,080  /1/1/
    A. 1 year ended February 28, 1998= (-------)       -1 = 8.04%
                                        $1,000              ----
                                                            ----


                                         $1,331  /1/5/
    B. 5 years ended February 28, 1998= (-------)       -1 = 5.88%
                                         $1,000              ----
                                                             ----


                                          $2,126  /1/10/
    C. 10 years ended February 28, 1998= (-------)        -1 = 7.84%
                                          $1,000               ----
                                                               ----


                                             $2,187  /1/11.187/
    D. Inception through February 28, 1998= (-------)            -1 = 7.25%
                                             $1,000                   ----
                                                                      ----



 3. New Jersey Municipal Bond Fund

                                        $1,093  /1/1/
    A. 1 year ended February 28, 1998= (-------)       -1 = 9.29%
                                        $1,000              ----
                                                            ----


                                         $1,370  /1/5/
    B. 5 years ended February 28, 1998= (-------)       -1 = 6.50%
                                         $1,000              ----
                                                             ----


                                             $1,548  /1/6.001/
    C. Inception through February 28, 1998= (-------)           -1 = 7.55%
                                             $1,000                  ----
                                                                     ----


 4. New Jersey Intermediate Municipal Bond Fund

                                        $1,073  /1/1/
    A. 1 year ended February 28, 1998= (-------)       -1 = 7.34%
                                        $1,000              ----
                                                            ----


                                             $1,313  /1/5/
    B. Inception through February 28, 1998= (-------)       -1 = 5.60%
                                             $1,000              ----
                                                                 ----


                                             $1,420  /1/5.451/
    C. Inception through February 28, 1998= (-------)           -1 = 6.65%
                                             $1,000                  ----
                                                                     ----

 5. California Municipal Bond Fund


                                          $1,090   /1/1/
    A. 1 year ended February 28, 1998 = ( ------- )
                                          $1,000           -1 = 8.99%
                                                                ----
                                                                ----


                                           $1,348   /1/5/
    B. 5 years ended February 28, 1998 = ( ------- )
                                           $1,000          -1 = 6.16%
                                                                ----
                                                                ----


                                            $2,137   /1/10/
    C. 10 years ended February 28, 1998 = ( ------- )
                                            $1,000          -1 = 7.89%
                                                                 ----
                                                                 ----


                                               $2,362   /1/11.663/
    D. Inception through February 28, 1998 = ( ------- )
                                               $1,000              -1 = 7.65%
                                                                        ----
                                                                        ----


 6. California Insured Municipal Bond Fund


                                          $1,089   /1/1/
    A. 1 year ended February 28, 1998 = ( ------- )
                                          $1,000         -1 = 8.86%
                                                              ----
                                                              ----


                                           $1,338   /1/5/
    B. 5 years ended February 28, 1998 = ( ------- )
                                           $1,000         -1 = 6.00%
                                                               ----
                                                               ----



                                            $2,137   /1/10/
    C. 10 years ended February 28, 1998 = ( ------- )
                                            $1,000           -1 = 7.89%
                                                                  ----
                                                                  ----


                                               $2,313   /1/11.663/
    D. Inception through February 28, 1998 = ( ------- )
                                               $1,000              -1 = 7.46%
                                                                        ----
                                                                        ----


 7. Connecticut Municipal Bond Fund


                                          $1,092   /1/1/
    A. 1 year ended February 28, 1998 = ( ------- )
                                          $1,000         -1 = 9.17%
                                                              ----
                                                              ----


                                           $1,342   /1/5/
    B. 5 years ended February 28, 1998 = ( ------- )
                                           $1,000         -1 = 6.06%
                                                               ----
                                                               ----


                                            $2,094   /1/10/
    C. 10 years ended February 28, 1998 = ( ------- )
                                            $1,000          -1 = 7.67%
                                                                 ----
                                                                 ----


                                               $2,168   /1/10.631/
    D. Inception through February 28, 1998 = ( ------- )
                                               $1,000              -1 = 7.55%
                                                                        ----
                                                                        ----


 8. Massachusetts Municipal Bond Fund

                                          $1,076   /1/1/
    A. 1 year ended February 28, 1998 = ( ------- )
                                          $1,000         -1 = 7.60%
                                                              ----
                                                              ----


                                           $1,336   /1/5/
    B. 5 years ended February 28, 1998 = ( ------- )
                                           $1,000         -1 = 5.96%
                                                               ----
                                                               ----


                                            $2,116   /1/10/
    C. 10 years ended February 28, 1998 = ( ------- )
                                            $1,000          -1 = 7.78%
                                                                 ----
                                                                 ----


                                               $2,072   /1/11.187/
    D. Inception through February 28, 1998 = ( ------- )
                                               $1,000              -1 = 6.73%
                                                                        ----
                                                                        ----


 9. Massachusetts Insured Municipal Bond Fund

                                          $1,072    /1/1/
    A. 1 year ended February 28, 1998 = ( ------- )
                                          $1,000          -1 = 7.23%
                                                               ----
                                                               ----


                                           $1,315   /1/5/
    B. 5 years ended February 28, 1998 = ( ------- )
                                           $1,000         -1 = 5.64%
                                                               ----
                                                               ----


                                            $2,061   /1/10/
    C. 10 years ended February 28, 1998 = ( ------- )
                                            $1,000          -1 = 7.50%
                                                                 ----
                                                                 ----


                                               $2,100   /1/11.187/
    D. Inception through February 28, 1998 = ( ------- )
                                               $1,000              -1 = 6.86%
                                                                        ----
                                                                        ----

                           V. CUMULATIVE TOTAL RETURN

A. Cumulative Total Return Formula

 Cumulative Total Return is computed according to the following formula:


                          ERV - P
                    T  =  -------
                             P
Where:  T = cumulative total return.

    P = a hypothetical initial payment of $1,000.

   ERV = ending redeemable value of a hypothetical $1,000 payment made at the inception of the Fund or at the first day of a specified 1-year, 5-year or 10-year period.

B. Cumulative Total Return Calculation

  The following are the cumulative total returns for Class A, Class B, Class C, and Class R Shares of the Funds for the periods from inception and for the 1, 5 and 10-year (where applicable) periods ended February 28, 1998, assuming no im-position of sales charges. For all of the Funds except the Connecticut Munici-pal Bond Fund and the New Jersey Intermediate Fund, Class A, Class B, and Class C total returns reflect actual performance for the periods since class incep-tion and Class R performance for periods prior to class inception, adjusted for the differences in sales charges and fees between the classes. For the Connect-icut Fund, Class B, Class C, and Class R total returns reflect actual perfor-mance for the periods since class inception and Class A performance for periods prior to class inception, adjusted for the differences in sales charges and fees between the classes. For the New Jersey Intermediate Fund, Class C and Class R total returns reflect Class A performance for all periods, adjusted for the differences in sales charges and fees between the classes.

 CUMULATIVE CLASS A TOTAL RETURNS INCLUDING CURRENT MAXIMUM SALES CHARGES OF 4.20%:

 1. New York Municipal Bond Fund

                                               $1,052 - $1,000
    A. 1 year ended February 28, 1998      = ( --------------- ) = 5.24%
                                                   $1,000          ====

                                               $1,308 - $1,000
    B. 5 years ended February 28, 1998     = ( --------------- ) = 30.76%
                                                   $1,000          =====

                                               $2,050 - $1,000
    C. 10 years ended February 28, 1998    = ( --------------- ) = 105.05%
                                                   $1,000          ======

                                               $2,160 - $1,000
    D. Inception through February 28, 1998 = ( --------------- ) = 116.02%
                                                   $1,000          ======

 2. New York Insured Municipal Bond Fund

                                               $1,032 - $1,000
    A. 1 year ended February 28, 1998      = ( --------------- ) = 3.23%
                                                   $1,000          ====

                                               $1,259 - $1,000
    B. 5 years ended February 28, 1998     = ( --------------- ) = 25.88%
                                                   $1,000          =====

                                               $1,987 - $1,000
    C. 10 years ended February 28, 1998    = ( --------------- ) = 98.69%
                                                   $1,000          =====

                                               $2,038 - $1,000
    D. Inception through February 28, 1998 = ( --------------- ) = 103.81%
                                                   $1,000          ======

 3. New Jersey Municipal Bond Fund

                                               $1,045 - $1,000
    A. 1 year ended February 28, 1998      = ( --------------- ) = 4.47%
                                                   $1,000          ====

                                               $1,296 - $1,000
    B. 5 years ended February 28, 1998     = ( --------------- ) = 29.60%
                                                   $1,000          =====

                                               $1,460 - $1,000
    C. Inception through February 28, 1998 = ( --------------- ) = 46.02%
                                                   $1,000          =====

 4. New Jersey Intermediate Municipal Bond Fund:

                                               $1,038 - $1,000
    A. 1 year ended February 28, 1998      = ( --------------- ) = 3.78%
                                                   $1,000          ====

                                               $1,270 - $1,000
    B. 5 years ended February 28, 1998     = ( --------------- ) = 26.97%
                                                   $1,000          =====

                                               $1,373 - $1,000
    C. Inception through February 28, 1998 = ( --------------- ) = 37.35%
                                                   $1,000          =====

 5. California Municipal Bond Fund:

                                               $1,043 - $1,000
    A. 1 year ended February 28, 1998      = ( --------------- ) = 4.33%
                                                   $1,000          ====

                                               $1,273 - $1,000
    B. 5 years ended February 28, 1998     = ( --------------- ) = 27.25%
                                                   $1,000          =====

                                               $1,992 - $1,000
    C. 10 years ended February 28, 1998    = ( --------------- ) = 99.20%
                                                   $1,000          =====

                                               $2,194 - $1,000
    D. Inception through February 28, 1998 = ( --------------- ) = 119.45%
                                                   $1,000          ======

 6. California Insured Municipal Bond Fund:

                                               $1,041 - $1,000
    A. 1 year ended February 28, 1998      = ( --------------- ) = 4.09%
                                                   $1,000          ====

                                               $1,268 - $1,000
    B. 5 years ended February 28, 1998     = ( --------------- ) = 26.84%
                                                   $1,000          =====

                                               $2,001 - $1,000
    C. 10 years ended February 28, 1998    = ( --------------- ) = 100.14%
                                                   $1,000          ======

                                               $2,158 - $1,000
    D. Inception through February 28, 1998 = ( --------------- ) = 115.79%
                                                   $1,000          ======

 7. Connecticut Municipal Bond Fund:

                                               $1,042 - $1,000
    A. 1 year ended February 28, 1998      = ( --------------- ) = 4.19%
                                                   $1,000          ====

                                               $1,281 - $1,000
    B. 5 years ended February 28, 1998     = ( --------------- ) = 28.08%
                                                   $1,000          =====

                                               $1,998 - $1,000
    C. 10 years ended February 28, 1998    = ( --------------- ) = 99.84%
                                                   $1,000          =====

                                               $2,069 - $1,000
    D. Inception through February 28, 1998 = ( --------------- ) = 106.91%
                                                   $1,000          ======

 8. Massachusetts Municipal Bond Fund:

                                               $1,029 - $1,000
    A. 1 year ended February 28, 1998      = ( --------------- ) = 2.91%
                                                   $1,000          ====

                                               $1,269 - $1,000
    B. 5 years ended February 28, 1998     = ( --------------- ) = 26.87%
                                                   $1,000          =====

                                               $1,982 - $1,000
    C. 10 years ended February 28, 1998    = ( --------------- ) = 98.24%
                                                   $1,000          =====

                                               $1,935 - $1,000
    D. Inception through February 28, 1998 = ( --------------- ) = 93.54%
                                                   $1,000          =====

 9. Massachusetts Insured Municipal Bond Fund:

                                               $1,025 - $1,000
    A. 1 year ended February 28, 1998      = ( --------------- ) = 2.50%
                                                   $1,000          ====

                                               $1,245 - $1,000
    B. 5 years ended February 28, 1998     = ( --------------- ) = 24.49%
                                                   $1,000          =====

                                               $1,926 - $1,000
    C. 10 years ended February 28, 1998    = ( --------------- ) = 92.58%
                                                   $1,000          =====

                                               $1,957 - $1,000
    D. Inception through February 28, 1998 = ( --------------- ) = 95.72%
                                                   $1,000          =====

CUMULATIVE CLASS B TOTAL RETURNS:

 1. New York Municipal Bond Fund:

                                               $1,051 - $1,000
    A. 1 year ended February 28, 1998      = ( --------------- ) = 5.10%
                                                   $1,000          ====

                                               $1,312 - $1,000
    B. 5 years ended February 28, 1998     = ( --------------- ) = 31.22%
                                                   $1,000          =====

                                               $2,031 - $1,000
    C. 10 years ended February 28, 1998    = ( --------------- ) = 103.10%
                                                   $1,000          ======

                                               $2,139 - $1,000
    D. Inception through February 28, 1998 = ( --------------- ) = 113.93%
                                                   $1,000          ======

 2. New York Insured Municipal Bond Fund:

                                               $1,030 - $1,000
    A. 1 year ended February 28, 1998      = ( --------------- ) = 2.96%
                                                   $1,000          ====

                                               $1,258 - $1,000
    B. 5 years ended February 28, 1998     = ( --------------- ) = 25.83%
                                                   $1,000          =====

                                               $1,963 - $1,000
    C. 10 years ended February 28, 1998    = ( --------------- ) = 96.32%
                                                   $1,000          =====

                                               $2,014 - $1,000
    D. Inception through February 28, 1998 = ( --------------- ) = 101.43%
                                                   $1,000          ======

 3. New Jersey Municipal Bond Fund:

                                               $1,043 - $1,000
    A. 1 year ended February 28, 1998      = ( --------------- ) = 4.25%
                                                   $1,000          ====

                                               $1,297 - $1,000
    B. 5 years ended February 28, 1998     = ( --------------- ) = 29.67%
                                                   $1,000          =====

                                               $1,462 - $1,000
    C. Inception through February 28, 1998 = ( --------------- ) = 46.21%
                                                   $1,000          =====

 4. California Municipal Bond Fund:

                                               $1,041 - $1,000
    A. 1 year ended February 28, 1998      = ( --------------- ) = 4.08%
                                                   $1,000          ====

                                               $1,278 - $1,000
    B. 5 years ended February 28, 1998     = ( --------------- ) = 27.76%
                                                   $1,000          =====

                                               $1,972 - $1,000
    C. 10 years ended February 28, 1998    = ( --------------- ) = 97.17%
                                                   $1,000          =====

                                               $2,166 - $1,000
    D. Inception through February 28, 1998 = ( --------------- ) = 116.58%
                                                   $1,000          ======

 5. California Insured Municipal Bond Fund:

                                               $1,038 - $1,000
    A. 1 year ended February 28, 1998      = ( --------------- ) = 3.82%
                                                   $1,000          ====

                                               $1,266 - $1,000
    B. 5 years ended February 28, 1998     = ( --------------- ) = 26.61%
                                                   $1,000          =====

                                               $1,973 - $1,000
    C. 10 years ended February 28, 1998    = ( --------------- ) = 97.31%
                                                   $1,000          =====

                                               $2,130 - $1,000
    D. Inception through February 28, 1998 = ( --------------- ) = 112.95%
                                                   $1,000          ======

 6. Connecticut Municipal Bond Fund:

                                               $1,038 - $1,000
    A. 1 year ended February 28, 1998      = ( --------------- ) = 3.76%
                                                   $1,000          ====

                                               $1,286 - $1,000
    B. 5 years ended February 28, 1998     = ( --------------- ) = 28.57%
                                                   $1,000          =====

                                               $1,997 - $1,000
    C. 10 years ended February 28, 1998    = ( --------------- ) = 99.70%
                                                   $1,000          =====

                                               $2,067 - $1,000
    D. Inception through February 28, 1998 = ( --------------- ) = 106.74%
                                                   $1,000          ======

 7. Massachusetts Municipal Bond Fund:

                                               $1,028 - $1,000
    A. 1 year ended February 28, 1998      = ( --------------- ) = 2.82%
                                                   $1,000          ====

                                               $1,267 - $1,000
    B. 5 years ended February 28, 1998     = ( --------------- ) = 26.69%
                                                   $1,000          =====

                                               $1,952 - $1,000
    C. 10 years ended February 28, 1998    = ( --------------- ) = 95.18%
                                                   $1,000          =====

                                               $1,904 - $1,000
    D. Inception through February 28, 1998 = ( --------------- ) = 90.43%
                                                   $1,000          =====

 8. Massachusetts Insured Municipal Bond Fund:

                                               $1,023 - $1,000
    A. 1 year ended February 28, 1998      = ( --------------- ) = 2.25%
                                                   $1,000          ====

                                               $1,245 - $1,000
    B. 5 years ended February 28, 1998     = ( --------------- ) = 24.48%
                                                   $1,000          =====

                                               $1,905 - $1,000
    C. 10 years ended February 28, 1998    = ( --------------- ) = 90.46%
                                                   $1,000          =====

                                               $1,930 - $1,000
    D. Inception through February 28, 1998 = ( --------------- ) = 92.99%
                                                   $1,000          =====

 CUMULATIVE CLASS C TOTAL RETURNS:

 1. New York Municipal Bond Fund:

                                               $1,093 - $1,000
    A. 1 year ended February 28, 1998      = ( --------------- ) = 9.31%
                                                   $1,000          ====

                                               $1,326 - $1,000
    B. 5 years ended February 28, 1998     = ( --------------- ) = 32.60%
                                                   $1,000          =====

                                               $2,002 - $1,000
    C. 10 years ended February 28, 1998    = ( --------------- ) = 100.20%
                                                   $1,000          ------

                                               $2,089 - $1,000
    D. Inception through February 28, 1998 = ( --------------- ) = 108.91%
                                                   $1,000          ======

 2. New York Insured Municipal Bond Fund:

                                               $1,072 - $1,000
    A. 1 year ended February 28, 1998      = ( --------------- ) = 7.16%
                                                   $1,000          ====

                                               $1,270 - $1,000
    B. 5 years ended February 28, 1998     = ( --------------- ) = 26.97%
                                                   $1,000          =====

                                               $1,930 - $1,000
    C. 10 years ended February 28, 1998    = ( --------------- ) = 93.04%
                                                   $1,000          =====

                                               $1,961 - $1,000
    D. Inception through February 28, 1998 = ( --------------- ) = 96.13%
                                                   $1,000          =====

 3. New Jersey Municipal Bond Fund:

                                               $1,084 - $1,000
    A. 1 year ended February 28, 1998      = ( --------------- ) = 8.40%
                                                   $1,000          ====

                                               $1,307 - $1,000
    B. 5 years ended February 28, 1998     = ( --------------- ) = 30.72%
                                                   $1,000          =====

                                               $1,462 - $1,000
    C. Inception through February 28, 1998 = ( --------------- ) = 46.19%
                                                   $1,000          =====

 4. New Jersey Intermediate Municipal Bond Fund:

                                               $1,066 - $1,000
    A. 1 year ended February 28, 1998      = ( --------------- ) = 6.63%
                                                   $1,000          ====

                                               $1,287 - $1,000
    B. 5 years ended February 28, 1998     = ( --------------- ) = 28.65%
                                                   $1,000          =====

                                               $1,389 - $1,000
    C. Inception through February 28, 1998 = ( --------------- ) = 38.87%
                                                   $1,000          =====

 5. California Municipal Bond Fund:

                                               $1,084 - $1,000
    A. 1 year ended February 28, 1998      = ( --------------- ) = 8.36%
                                                   $1,000          ====

                                               $1,287 - $1,000
    B. 5 years ended February 28, 1998     = ( --------------- ) = 28.74%
                                                   $1,000          =====

                                               $1,941 - $1,000
    C. 10 years ended February 28, 1998    = ( --------------- ) = 94.13%
                                                   $1,000          =====

                                               $2,111 - $1,000
    D. Inception through February 28, 1998 = ( --------------- ) = 111.10%
                                                   $1,000          ======

 6. California Insured Municipal Bond Fund:

                                               $1,080 - $1,000
    A. 1 year ended February 28, 1998      = ( --------------- ) = 7.96%
                                                   $1,000          ====

                                               $1,273 - $1,000
    B. 5 years ended February 28, 1998     = ( --------------- ) = 27.26%
                                                   $1,000          =====

                                               $1,934 - $1,000
    C. 10 years ended February 28, 1998    = ( --------------- ) = 93.37%
                                                   $1,000          =====

                                               $2,059 - $1,000
    D. Inception through February 28, 1998 = ( --------------- ) = 105.86%
                                                   $1,000          ======

 7. Connecticut Municipal Bond Fund

                                               $1,082 - $1,000
    A. 1 year ended February 28, 1998      = ( --------------- ) = 8.17%
                                                   $1,000          ====

                                               $1,298 - $1,000
    B. 5 years ended February 28, 1998     = ( --------------- ) = 29.81%
                                                   $1,000          =====

                                               $1,972 - $1,000
    C. 10 years ended February 28, 1998    = ( --------------- ) = 97.15%
                                                   $1,000          =====

                                               $2,034 - $1,000
    D. Inception through February 28, 1998 = ( --------------- ) = 103.36%
                                                   $1,000          ======

 8. Massachusetts Municipal Bond Fund

                                               $1,069 - $1,000
    A. 1 year ended February 28, 1998      = ( --------------- ) = 6.85%
                                                   $1,000          ====

                                               $1,275 - $1,000
    B. 5 years ended February 28, 1998     = ( --------------- ) = 27.50%
                                                   $1,000          =====

                                               $1,921 - $1,000
    C. 10 years ended February 28, 1998    = ( --------------- ) = 92.07%
                                                   $1,000          =====

                                               $1,857 - $1,000
    D. Inception through February 28, 1998 = ( --------------- ) = 85.74%
                                                   $1,000          =====

 9. Massachusetts Insured Municipal Bond Fund

                                               $1,065 - $1,000
    A. 1 year ended February 28, 1998      = ( --------------- ) = 6.45%
                                                   $1,000          ====

                                               $1,254 - $1,000
    B. 5 years ended February 28, 1998     = ( --------------- ) = 25.44%
                                                   $1,000          =====

                                               $1,870 - $1,000
    C. 10 years ended February 28, 1998    = ( --------------- ) = 86.99%
                                                   $1,000

                                               $1,882 - $1,000
    D. Inception through February 28, 1998 = ( --------------- ) = 88.18%
                                                   $1,000

 CUMULATIVE CLASS R TOTAL RETURNS:

 1. New York Municipal Bond Fund

                                               $1,101 - $1,000
    A. 1 year ended February 28, 1998      = ( --------------- ) = 10.11%
                                                   $1,000          =====

                                               $1,386 - $1,000
    B. 5 years ended February 28, 1998     = ( --------------- ) = 38.57%
                                                   $1,000

                                               $2,199 - $1,000
    C. 10 years ended February 28, 1998    = ( --------------- ) = 119.91%
                                                   $1,000          ======

                                               $2,324 - $1,000
    D. Inception through February 28, 1998 = ( --------------- ) = 132.36%
                                                   $1,000          ======

 2. New York Insured Municipal Bond Fund

                                               $1,080 - $1,000
    A. 1 year ended February 28, 1998      = ( --------------- ) = 8.04%
                                                   $1,000          ====

                                               $1,331 - $1,000
    B. 5 years ended February 28, 1998     = ( --------------- ) = 33.08%
                                                   $1,000          =====

                                               $2,126 - $1,000
    C. 10 years ended February 28, 1998    = ( --------------- ) = 112.62%
                                                   $1,000          ======

                                               $2,187 - $1,000
    D. Inception through February 28, 1998 = ( --------------- ) = 118.74%
                                                   $1,000          ======


 3. New Jersey Municipal Bond Fund

                                               $1,093 - $1,000
    A. 1 year ended February 28, 1998      = ( --------------- ) = 9.29%
                                                   $1,000          ====

                                               $1,370 - $1,000
    B. 5 years ended February 28, 1998     = ( --------------- ) = 37.01%
                                                   $1,000          =====

                                               $1,548 - $1,000
    C. Inception through February 28, 1998 = ( --------------- ) = 54.77%
                                                   $1,000          =====

 4. New Jersey Intermediate Municipal Bond Fund

                                               $1,073 - $1,000
    A. 1 year ended February 28, 1998      = ( --------------- ) = 7.34%
                                                   $1,000          ====

                                               $1,313 - $1,000
    B. 5 years ended February 28, 1998     = ( --------------- ) = 31.32%
                                                   $1,000          =====

                                               $1,420 - $1,000
    C. Inception through February 28, 1998 = ( --------------- ) = 42.01%
                                                   $1,000          =====

 5. California Municipal Bond Fund

                                               $1,090 - $1,000
    A. 1 year ended February 28, 1998      = ( --------------- ) = 8.99%
                                                   $1,000          ====

                                               $1,348 - $1,000
    B. 5 years ended February 28, 1998     = ( --------------- ) = 34.84%
                                                   $1,000          =====

                                               $2,137 - $1,000
    C. 10 years ended February 28, 1998    = ( --------------- ) = 113.68%
                                                   $1,000          ======

                                               $2,362 - $1,000
    D. Inception through February 28, 1998 = ( --------------- ) = 136.25%
                                                   $1,000          ======

 6. California Insured Municipal Bond Fund

                                               $1,089 - $1,000
    A. 1 year ended February 28, 1998      = ( --------------- ) = 8.86%
                                                   $1,000          ====

                                               $1,338 - $1,000
    B. 5 years ended February 28, 1998     = ( --------------- ) = 33.83%
                                                   $1,000          =====

                                               $2,137 - $1,000
    C. 10 years ended February 28, 1998    = ( --------------- ) = 113.73%
                                                   $1,000          ======

                                               $2,313 - $1,000
    D. Inception through February 28, 1998 = ( --------------- ) = 131.33%
                                                   $1,000          ======

 7. Connecticut Municipal Bond Fund

                                               $1,092 - $1,000
    A. 1 year ended February 28, 1998      = ( --------------- ) = 9.17%
                                                   $1,000          ====

                                               $1,342 - $1,000
    B. 5 years ended February 28, 1998     = ( --------------- ) = 34.18%
                                                   $1,000          =====

                                               $2,094 - $1,000
     C. 10 years ended February 28, 1998   = ( --------------- ) = 109.42%
                                                   $1,000          ======

                                               $2,168 - $1,000
    D. Inception through February 28, 1998 = ( --------------- ) = 116.81%
                                                   $1,000          ======

 8. Massachusetts Municipal Bond Fund

                                               $1,076 - $1,000
    A. 1 year ended February 28, 1998      = ( --------------- ) = 7.60%
                                                   $1,000          ====

                                               $1,336 - $1,000
    B. 5 years ended February 28, 1998     = ( --------------- ) = 33.60%
                                                   $1,000          =====

                                               $2,116 - $1,000
    C. 10 years ended February 28, 1998    = ( --------------- ) = 111.56%
                                                   $1,000          ======

                                               $2,072 - $1,000
    D. Inception through February 28, 1998 = ( --------------- ) = 107.16%
                                                   $1,000          ======

 9. Massachusetts Insured Municipal Bond Fund

                                               $1,072 - $1,000
    A. 1 year ended February 28, 1998      = ( --------------- ) = 7.23%
                                                   $1,000          ====

                                               $1,315 - $1,000
    B. 5 years ended February 28, 1998     = ( --------------- ) = 31.54%
                                                   $1,000          =====

                                               $2,061 - $1,000
    C. 10 years ended February 28, 1998    = ( --------------- ) = 106.09%
                                                   $1,000          ======

                                               $2,100 - $1,000
    D. Inception through February 28, 1998 = ( --------------- ) = 110.01%
                                                   $1,000          ======


                      VI. TAXABLE EQUIVALENT TOTAL RETURN

A. Taxable Equivalent Total Return Formula

  Each Fund's taxable equivalent total return for a specific period is calcu-lated by first taking a hypothetical initial investment in the Fund's shares on the first day of the period, computing the Fund's total return for each fiscal year in the period according to the above formula, and increasing the total re-turn for each such fiscal year by the amount of additional income that a tax-able fund would need to have generated to equal the income of the Fund on an after-tax basis, at a specified tax rate (usually the highest marginal federal or combined federal and state tax rate), calculated pursuant to the formula presented above under "taxable equivalent yield." The resulting amount for the fiscal year is then divided by the initial investment amount to arrive at a "taxable equivalent total return factor" for the fiscal year. The taxable equivalent total return factors for all the fiscal years in the period are then multiplied together and the result is then annualized by taking its Nth root (N representing the number of years in the period) and subtracting 1, which pro-vides a taxable equivalent total return expressed as a percentage.

B. Taxable Equivalent Total Return Calculations

  The taxable equivalent total return calculations for the Class R Shares of the Massachusetts Municipal Bond Fund for the five-year period ended February 28, 1998 are set forth on the following pages assuming a combined federal and state income tax rate of 46.8% based on 1998 rates.

Fund Name: Nuveen Massachusetts Municipal Bond Fund Class R

Since 02/28/93

                                                    TOTAL   PERIOD
             NAV     INCOME    CAP    FROM   FROM  DOLLAR  TO DATE    TAX   ENDING   ENDING   REINV
PER DATE  PER SHARE PER SHARE GAINS  INCOME  GAINS  DIST.  T-E INC. SAVINGS SHARES   WEALTH    NAV
--------  --------- --------- -----  ------  ----- ------  -------- ------- ------   ------   -----
02/28/93     9.91                                                           1,009  $10,000.00
03/31/93     9.73    0.0465          $46.922  $--  $46.922 $ 46.922         1,014  $ 9,865.24  9.74
04/30/93     9.80    0.0450          $45.625  $--  $45.625 $ 92.548         1,019  $ 9,981.79  9.81
05/31/93     9.83    0.0450          $45.835  $--  $45.835 $138.383         1,023  $10,058.18  9.83
06/30/93     9.97    0.0450          $46.045  $--  $46.045 $184.427         1,028  $10,247.48  9.97
07/31/93     9.94    0.0450          $46.252  $--  $46.252 $230.680         1,032  $10,262.89  9.94
08/31/93    10.12    0.0450          $46.462  $--  $46.462 $277.141         1,037  $10,495.16 10.13
09/30/93    10.20    0.0450          $46.668  $--  $46.668 $323.809         1,042  $10,624.75 10.21
10/31/93    10.18    0.0450          $46.874  $--  $46.874 $370.683         1,046  $10,650.83 10.17
11/30/93    10.04    0.0450          $47.081  $--  $47.081 $417.765         1,051  $10,551.39 10.05
12/31/93    10.16    0.0450          $47.292  $--  $47.292 $465.057         1,056  $10,724.80 10.16
01/31/94    10.26    0.0450          $47.502  $--  $47.502 $512.558         1,060  $10,877.90 10.25
02/28/94     9.94    0.0440          $46.650  $--  $46.650 $559.208 $491.9  1,114  $11,077.76  9.93
03/31/94     9.51    0.0440          $49.036  $--  $49.036 $ 49.036         1,120  $10,648.42  9.35
04/30/94     9.49    0.0440          $49.267  $--  $49.267 $ 98.303         1,125  $10,675.44  9.46
05/31/94     9.54    0.0445          $50.059  $--  $50.059 $148.362         1,130  $10,781.80  9.53
06/30/94     9.46    0.0445          $50.292  $--  $50.292 $198.655         1,135  $10,741.68  9.46
07/31/94     9.55    0.0445          $50.529  $--  $50.529 $249.184         1,141  $10,894.25  9.58
08/31/94     9.53    0.0445          $50.764  $--  $50.764 $299.947         1,146  $10,922.14  9.54
09/30/94     9.33    0.0445          $51.001  $--  $51.001 $350.948         1,152  $10,743.93  9.33
10/31/94     9.13    0.0455   0.0000 $52.395  $--  $52.395 $403.343         1,157  $10,566.13  9.11
11/30/94     8.90    0.0455          $52.657  $--  $52.657 $456.000         1,163  $10,352.37  8.94
12/31/94     9.12    0.0455          $52.925  $--  $52.925 $508.925         1,169  $10,661.20  9.12
01/31/95     9.32    0.0455          $53.189  $--  $53.189 $562.115         1,175  $10,947.96  9.36
02/28/95     9.54    0.0455          $53.448  $--  $53.448 $615.562 $541.5  1,237  $11,798.86  9.58
03/31/95     9.58    0.0455          $56.273  $--  $56.273 $ 56.273         1,243  $11,904.48  9.60
04/30/95     9.57    0.0455          $56.540  $--  $56.540 $112.813         1,249  $11,948.66  9.56
05/31/95     9.79    0.0455          $56.809  $--  $56.809 $169.623         1,254  $12,280.15  9.79
06/30/95     9.67    0.0455          $57.073  $--  $57.073 $226.696         1,260  $12,186.70  9.67
07/31/95     9.68    0.0455          $57.342  $--  $57.342 $284.038         1,266  $12,256.76  9.66
08/31/95     9.73    0.0455          $57.612  $--  $57.612 $341.649         1,272  $12,377.45  9.77
09/30/95     9.75    0.0455          $57.880  $--  $57.880 $399.530         1,278  $12,460.59  9.78
10/31/95     9.84    0.0455          $58.149  $--  $58.149 $457.679         1,284  $12,633.58  9.87
11/30/95     9.95    0.0455          $58.417  $--  $58.417 $516.097         1,290  $12,833.06  9.98
12/31/95     9.99    0.0450          $58.039  $--  $58.039 $574.135         1,296  $12,942.68  9.99
01/31/96    10.00    0.0450          $58.300  $--  $58.300 $632.436         1,301  $13,013.94 10.00
02/29/96     9.91    0.0450          $58.563  $--  $58.563 $690.999 $607.9  1,368  $13,561.24  9.94
03/31/96     9.76    0.0440          $60.211  $--  $60.211 $ 60.211         1,375  $13,416.12  9.77
04/30/96     9.70    0.0440          $60.483  $--  $60.483 $120.694         1,381  $13,394.13  9.70
05/31/96     9.69    0.0440          $60.757  $--  $60.757 $181.451         1,387  $13,441.08  9.69
06/30/96     9.73    0.0440          $61.033  $--  $61.033 $242.483         1,393  $13,557.59  9.73
07/31/96     9.76    0.0440          $61.309  $--  $61.309 $303.792         1,400  $13,660.52  9.79
08/31/96     9.74    0.0440          $61.584  $--  $61.584 $365.377         1,406  $13,694.17  9.73
09/30/96     9.81    0.0440          $61.863  $--  $61.863 $427.239         1,412  $13,854.39  9.82
10/31/96     9.85    0.0440          $62.140  $--  $62.140 $489.379         1,419  $13,972.96  9.86
11/30/96     9.92    0.0440          $62.417  $--  $62.417 $551.797         1,425  $14,134.67  9.92
12/31/96     9.86    0.0440          $62.694  $--  $62.694 $614.491         1,431  $14,111.88  9.86
01/31/97     9.83    0.0440          $62.974  $--  $62.974 $677.465         1,438  $14,131.85  9.84
02/28/97     9.86    0.0440          $63.255  $--  $63.255 $740.720 $651.6  1,510  $14,890.57  9.85
03/31/97     9.75    0.0440          $66.449  $--  $66.449 $ 66.449         1,517  $14,790.96  9.74
04/30/97     9.76    0.0450          $68.266  $--  $68.266 $134.715         1,524  $14,874.33  9.77
05/31/97     9.82    0.0450          $68.580  $--  $68.580 $203.295         1,531  $15,038.21  9.83
06/30/97     9.86    0.0450          $68.912  $--  $68.912 $272.208         1,538  $15,168.38  9.86
07/31/97    10.00    0.0450          $69.227  $--  $69.227 $341.434         1,546  $15,458.09  9.97
08/31/97     9.90    0.0450          $69.651  $--  $69.561 $410.996         1,553  $15,373.00  9.91
09/30/97     9.94    0.0450          $69.877  $--  $69.877 $480.873         1,560  $15,509.72  9.96
10/31/97     9.96    0.0450          $70.215  $--  $70.215 $551.088         1,567  $15,611.21  9.95
11/30/97     9.96    0.0450          $70.533  $--  $70.533 $621.621         1,575  $15,686.62  9.96
12/31/97    10.04    0.0450          $70.873  $--  $70.873 $692.494         1,582  $15,883.49 10.04
01/31/98    10.07    0.0450          $71.191  $--  $71.191 $763.685         1,589  $16,002.14 10.07
02/28/98    10.05    0.0450          $71.509  $--  $71.509 $835.194 $734.7  1,669  $16,777.39 10.04
                                   Tax Rate         46.80%
                                       Load          0.00%
                    Past Year: Total Return         12.53%
                 5.0021 Years: Total Return         67.77%
                                 Annualized         10.90%

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